                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4760

                             The SMALLCap Fund, Inc.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (410) 895-5000
                                                            --------------

                             Daniel O. Hirsch, Esq.
                                One South Street
                            Baltimore, Maryland 21202
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       6/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

The SMALLCap Fund, Inc.TM

Semiannual Report

to Stockholders

June 30, 2003

Contents

Portfolio Management Review <Click Here>

Performance Summary <Click Here>

The SMALLCap Fund, Inc.TM

Schedule of Investments <Click Here>

Statement of Assets and Liabilities <Click Here>

Statement of Operations <Click Here>

Statement of Changes in Net Assets <Click Here>

Financial Highlights <Click Here>

Notes to Financial Statements <Click Here>

Dividend Reinvestment Plan <Click Here>

Share Repurchase Program <Click Here>

Amendment to By-Laws <Click Here>

Stockholder Meeting Results <Click Here>

Privacy Statement <Click Here>

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Audrey M.T. Jones, president of The SMALLCap Fund, Inc.TM, discusses the fund's strategy and the market environment during the six-month period ended June 30, 2003.

Q: How did The SMALLCap FundTM perform over the first half of 2003?

A: The SMALLCap Fund, Inc.TM underperformed the Lipper Small Cap Core Funds category average1 for the six months ended June 30, 2003. The fund had a total return of 3.49% (based on the fund's net asset value) for the semiannual period, compared to a 15.63% return for its Lipper category. The fund also underperformed the 17.88% return of the Russell 2000 Index and the 12.94% return of its benchmark, the S&P SmallCap 600 Index, for the same time period.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

During the semiannual period, the fund continued to focus primarily on companies with market capitalizations between $100 million and $2.2 billion at the time of initial investment. The weighted median market capitalization of companies held in the fund on June 30, 2003, was $1.1 billion.2 As of June 30, 2003, the fund held 50 securities across nine sectors in its portfolio.

2 Weighted median market cap is an indicator of the size of companies in which the fund invests. The weighted median market cap is the midpoint of market capitalization of the fund's securities, weighted by the proportion of the fund's assets invested in each security. Securities representing half of the fund's assets have a market capitalization above the median, and the rest are below it.

The fund's semiannual performance relative to its benchmarks was due primarily to mixed results from individual stock selection and sector positioning. Relative performance was also affected by the smallest, most illiquid, non-institutional-quality securities in the small-cap equity universe, primarily non-earners, outperforming the larger, more profitable and investable, institutional-quality small-cap securities (the latter of which compose the portfolio) during the second quarter. As a result, a good portion of our underperformance for the period came from what we did not or could not hold. The fundamentals do not support this run-up in speculative smallest-of-the-small stocks, so we doubt this trend will continue for long.

Q: What were the best and worst stock performers for the fund?

A: Most of the fund's top contributors during the semiannual period were in technology, including Integrated Circuit Systems, DSP Group, Documentum, Silicon Laboratories*, Zoran and Fairchild Semiconductor. Other strong contributors to fund performance were Mid Atlantic Medical Services and Edwards Lifesciences in health care and JetBlue Airways and Skywest in industrials.

Ironically, several of the fund's bottom contributors also fell within the technology sector, including Titan, Borland Software and Intercept Group*. Also hindering fund performance were Cato Corp.*, Genesco* and BJ's Wholesale Club* in consumer discretionary, Cell Genesys* and Accredo Health* in health care, LaBranche & Co. in financials and Mercury Computer Systems in industrials.

* No longer held in the portfolio.

Q: How was the fund positioned by sector, and what impact did this have on its results?

A: For the semiannual period, the fund's modest overweighting and strong stock selection in consumer staples as well as effective stock selection in utilities boosted relative performance. However, these positive contributions to performance were not enough to outweigh the negative contributions from the consumer discretionary, health care and financials sectors. The fund's positions in the energy, materials, industrials and technology sectors along with its avoidance of the telecommunications services sector had a relatively modest impact on performance.

Q: What were the major factors affecting smaller equities during the semiannual period?

A: Continuing the trend begun in 1999, the small-cap equity market, as measured by the S&P SmallCap 600 Index, outperformed its large-cap brethren, as measured by the S&P 500 index3, for the six months ended June 30, 2003. Still, within the semiannual period, the small-cap equity markets, like the broader equity markets, saw divergent performance.

3 The Standard and Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

For the first quarter, the S&P SmallCap 600 Index declined 5.06%, as small-cap equities reversed course from the rebound of the fourth quarter of 2002. During January and February, the economy took a backseat while the nation's attention was focused primarily on the potential conflicts with Iraq and North Korea and, to a lesser extent, on rising oil prices. As these concerns led investors to pull money out of the equity markets and shift assets to more defensive instruments, small-cap equity markets were particularly hard hit due to inherent liquidity issues. During March, the drag of the military conflict with Iraq on consumer and investor sentiment resulted in a contraction in manufacturing after four months of expansion. Equity markets initially responded favorably to the actual beginning of military action in Iraq but paused later in the month as investor expectations of a swift resolution declined.

For the second quarter, the S&P SmallCap 600 Index rose by an impressive 19.87%. During April, despite high unemployment, ongoing contraction in the manufacturing sector and dropping retail sales, there were some signs of improvement in the economy. Factory orders increased for the third month in a row, with the nondefense capital goods component, an important barometer of business capital spending, on the rise. Additionally, with the conclusion of active military operations in Iraq and generally positive corporate earnings announcements, consumer and investor confidence improved. The broader equity markets responded favorably, with the small-cap segment leading the way. In May, economic signals continued to be mixed. Manufacturing activity remained low, but in spite of both adverse weather conditions in most of the nation and a late spring arrival, healthy sales gains were seen in several industries, including electronics, retail and restaurants. The equity markets continued to perform well, with the small-cap segment outperforming its mid-cap and large-cap brethren. During June, the Federal Reserve Board reduced interest rates by 0.25%. Manufacturing continued to contract, but there was growth in the services segment of the economy. For the quarter as a whole, small-cap stocks outperformed the other equity segments, and value-oriented stocks marginally outperformed growth-oriented stocks within the small-cap sector.

Q: What investment strategies do you intend to pursue in the fund?

A: We continue to seek to invest in fundamentally sound companies with strong balance sheets. Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process. Our investment strategy continues to:

• focus on small-cap companies with above average-growth prospects selling at reasonable valuations with the potential to be the blue chips of the future

• focus on individual stock selection, with the goal of providing value-added performance relative to the universe of smaller US companies

• use extensive and intensive fundamental research to identify companies with innovation, leading or dominant positions in their niche markets, a high rate of return on invested capital and/or the ability to finance a major part of growth from internal sources

• strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential

It is also important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term. As always, our primary objective is to maximize capital appreciation for our shareholders. We will continue to monitor economic conditions and their effect on financial markets as we seek capital growth over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

The net asset value of the fund is reported daily on the Fund's website: www.thesmallcapfundinc.com.

Performance Summary June 30, 2003

Growth of an Assumed $10,000 Investment
[] The SMALLCap Fund, Inc.TM** [] S&P SmallCap 600 Index+ [] Russell 2000 Index++

Yearly periods ended June 30

Comparative Results
		1-Year	3-Year	5-Year	10-Year	Life of Fund*
The SMALLCap Fund, Inc.TM**	Growth of $10,000	$8,977	$7,475	$10,452	$23,948	$38,734
	Average annual total return	-10.23%	-9.25%	.89%	9.13%	8.75%
S&P SmallCap 600 Index+	Growth of $10,000	$9,643	$10,745	$12,007	$26,966	$40,266
	Average annual total return	-3.57%	2.42%	3.73%	10.43%	9.23%
Russell 2000 Index++	Growth of $10,000	$9,836	$9,042	$10,492	$22,078	$36,109
	Average annual total return	-1.64%	-3.30%	.97%	8.24%	8.48%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 6, 1987. Index comparisons begin May 31, 1987.
** Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ S&P SmallCap 600 Index is an unmanaged index that tracks the stock movement of 600 small-cap US companies.
++ Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.
Index returns assume reinvestment of dividends and unlike Fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Portfolio Summary June 30, 2003

Historical Returns (cumulative)
		Smaller Companies:		Larger Companies:
Period	The SMALLCap Fund, Inc.TM (based on NAV)	S&P SmallCap 600 Index+	Russell 2000 Index++	S&P 500 Index*	Dow Jones Industrial Average**

1/1/03-6/30/03	3.5%	12.9%	17.9%	11.8%	9.0%
2002	-21.2%	-14.6%	-20.5%	-22.1%	-15.0%
2001	-9.3%	6.5%	2.5%	-11.9%	-5.4%
2000	10.7%	11.8%	-3.0%	-9.1%	-4.7%
1999	36.7%	12.4%	21.3%	21.0%	27.3%
1998	2.7%	-1.3%	-2.6%	28.6%	18.2%
1997	14.8%	25.6%	22.4%	33.4%	24.9%
1996	20.3%	21.3%	16.5%	23.0%	28.9%
1995	43.1%	30.0%	28.5%	37.6%	36.9%
1994	-3.2%	-4.8%	-1.8%	1.3%	5.0%
1993	8.6%	18.8%	18.9%	10.1%	17.0%
1992	3.8%	21.1%	18.4%	7.6%	7.4%
1991	51.8%	48.5%	46.0%	30.5%	24.3%
1990	-13.4%	-23.7%	-19.5%	-3.1%	-0.5%
1989	25.2%	13.9%	16.3%	31.7%	32.2%
1988	19.1%	19.5%	25.0%	16.6%	16.2%
since inception***	287.3%	302.7%	261.1%	395.2%	292.10%

Portfolio Structure
	Number of Companies		Market Value (Millions)		Percentage of Portfolio
Economic Sector	2003[1]	2002	2003[1]	2002	2003[1]	2002	Change

Consumer Discretionary	6	7	$9.3	$10.3	10%	11%	-1%
Financials	6	6	10.8	8.2	11%	9%	2%
Information Technology	12	13	25.8	23.8	27%	25%	2%
Energy	4	5	6.1	7.6	6%	8%	-2%
Health Care	5	7	8.8	11.7	9%	12%	-3%
Materials	3	4	5.7	7.2	6%	8%	-2%
Industrials	10	11	17.4	18.6	18%	20%	-2%
Consumer Staples	3	2	4.4	3.3	5%	3%	2%
Utilities	1	1	2.2	1.8	2%	2%	-
Total Equities	50	56	90.5	92.5	94%	98%
Cash and Other Assets and Liabilities, net			5.7	1.9	6%	2%
Total Net Assets			$96.2	$94.4	100%	100%

* The Standard and Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
** Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies.
It is not possible to invest directly into an index.
*** The Fund commenced operations on May 6, 1987. Index comparisons begin May 31, 1987.
1 For the period 1/1/03-6/30/03

Ten Largest Equity Holdings at June 30, 2003 (28.3% of Portfolio)	Stock Symbol	% of Net Assets
1. Documentum, Inc. Developer of software products	DCTM	3.3%
2. LNR Property Corp. Developer, acquirer and manager of real estate properties and loans	LNR	3.1%
3. DSP Group, Inc. Developer of digital signal processing solutions for telecommunications and computers	ACDO	3.0%
4. Edwards Lifesciences Corp. Designer, developer and manufacturer of medical products and services	EW	3.0%
5. Integrated Circuit Systems Developer of silicon timing devices	BTU	2.9%
6. Furniture Brands International, Inc. Manufacturer of furniture and home furnishings	FBN	2.7%
7. Fairchild Semiconductor Corp. Designer, developer and marketer of semiconductors	ABM	2.7%
8. Zoran Corp. Manufacturer of integrated circuits and software	TTN	2.6%
9. Affiliated Managers Group, Inc. Operator of integrated asset management services	PKG	2.5%
10. Swift Transportation Co., Inc. Provider of truckload carrier services	SWFT	2.5%

For more complete details about the fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Fund Management for The SMALLCap Fund, Inc.TM

The fund is managed by a team with an average of twenty-five years of experience. The portfolio sector responsibilities are as follows:

Audrey M. T. Jones, CFA Credit Sensitive, Energy, Process Industries, Service Companies and Transportation Sectors

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986.

• Over 30 years of investment industry experience.

• BBA, Pace University, Lubin School of Business.

Bob Grandhi, CFA Health Care and Technology Sectors

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2001.

• 25 years of financial industry experience.

• BSEE, MS and MBA, Illinois Institute of Technology.

Doris R. Klug, CFA Consumer and Capital Goods Sectors

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2000.

• 21 years of investment industry experience.

• MBA, New York University, Stern School of Business.

Schedule of Investments as of June 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 94.0%
Consumer Discretionary 9.7%
Hotel Restaurants & Leisure 3.5%
Shuffle Master, Inc.*	53,000	1,557,670
The Cheesecake Factory, Inc.*	50,400	1,808,856
		3,366,526
Household Durables 2.7%
Furniture Brands International, Inc.*	100,100	2,612,610
Multiline Retail 1.1%
Tuesday Morning Corp.*	40,800	1,073,040
Specialty Retail 1.2%
Jo-Ann Stores, Inc. "A"*	44,300	1,120,790
Textiles, Apparel & Luxury Goods 1.2%
Gildan Activewear, Inc.*	44,300	1,165,976
Consumer Staples 4.6%
Beverages 1.1%
Constellation Brands, Inc. "A"*	32,900	1,033,060
Food & Drug Retailing 3.5%
Performance Food Group Co.*	39,300	1,454,100
United Natural Foods, Inc.*	69,100	1,944,474
		3,398,574
Energy 6.3%
Energy Equipment & Services 3.5%
FMC Technologies, Inc.*	105,800	2,227,090
Unit Corp.*	54,700	1,143,777
		3,370,867
Oil & Gas 2.8%
Tom Brown, Inc.*	61,100	1,697,969
Western Gas Resources, Inc.	25,400	1,005,840
		2,703,809
Financials 11.2%
Banks 1.2%
First Niagara Financial Group	84,000	1,172,640
Diversified Financials 5.8%
Affiliated Managers Group, Inc.*	40,400	2,462,380
Investment Technology Group, Inc.*	64,400	1,197,840
Labranche & Co., Inc.	91,300	1,888,997
		5,549,217
Insurance 1.0%
Platinum Underwriters Holdings Ltd.*	36,900	1,001,466
Real Estate 3.2%
LNR Property Corp. (REIT)	81,350	3,042,490
Health Care 9.1%
Biotechnology 5.1%
IDEXX Laboratories, Inc.*	55,500	1,869,240
Neurocrine Biosciences, Inc.*	31,700	1,583,098
Trimeris, Inc.*	32,800	1,498,304
		4,950,642
Health Care Equipment & Supplies 3.0%
Edwards Lifesciences Corp.*	89,900	2,889,386
Health Care Providers & Services 1.0%
Mid Atlantic Medical Services, Inc.*	18,500	967,550
Industrials 18.2%
Aerospace & Defense 0.8%
Mercury Computer Systems, Inc.*	41,400	751,824
Airlines 3.9%
JetBlue Airways Corp.*	41,050	1,736,005
SkyWest, Inc.	106,100	2,022,266
		3,758,271
Commercial Services & Supplies 3.1%
ABM Industries, Inc.	95,800	1,475,319
ITT Educational Services, Inc.*	50,400	1,474,200
		2,949,519
Construction & Engineering 1.9%
Insituform Technologies, Inc.*	101,100	1,787,448
Machinery 1.8%
Joy Global, Inc.*	114,100	1,685,257
Road & Rail 6.7%
Heartland Express, Inc.*	94,437	2,101,223
Swift Transportation Co., Inc.*	131,300	2,444,806
USF Corp.	72,600	1,958,022
		6,504,051
Information Technology 26.8%
Communications Equipment 2.2%
Avocent Corp.*	70,500	2,110,065
Computers & Peripherals 1.7%
Applied Films Corp.*	62,000	1,604,560
IT Consulting & Services 3.8%
CACI International, Inc. "A"*	54,100	1,855,630
Titan Corp.*	173,000	1,780,170
		3,635,800
Semiconductor Equipment & Products 14.0%
Cymer, Inc.*	47,900	1,533,279
DSP Group, Inc.*	135,600	2,919,468
Fairchild Semiconductor Corp.*	201,600	2,578,464
Integrated Circuit Systems*	88,200	2,772,126
Skyworks Solutions, Inc.*	179,100	1,212,507
Zoran Corp.*	131,750	2,530,918
		13,546,762
Software 5.1%
Borland Software Corp.*	168,300	1,644,291
Documentum, Inc.*	163,600	3,218,012
		4,862,303
Materials 5.9%
Containers & Packaging 2.5%
Packaging Corp. of America*	129,600	2,388,528
Metals & Mining 3.4%
Peabody Energy Corp.	67,000	2,250,530
Steel Dynamics, Inc.*	74,300	1,017,910
		3,268,440
Utilities 2.3%
Water Utilities
Philadelphia Suburban Corp.	90,562	2,207,902

	% of Net Assets	Value ($)

Total Common Stocks (Cost $80,900,819) (a)	94.1	90,479,373
Other Assets and Liabilities, Net	5.9	5,684,586
Net Assets	100.0	96,163,959

* Non-income producing security.
(a) The cost for federal income tax purposes was $80,945,545. At June 30, 2003, net unrealized appreciation for all securities based on tax cost was $9,533,828. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,516,180 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,982,352.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities (Unaudited)

June 30, 2003
Assets
Investments, at value (cost $80,900,819)	$ 90,479,373
Cash	6,342,646
Dividends receivable	16,328
Total assets	96,838,347
Liabilities
Payable for investments purchased	43,234
Accrued advisory fee	79,528
Other accrued expenses and payables	551,626
Total liabilities	674,388
Net assets, at value	$ 96,163,959
Composition of Net Assets
Accumulated net investment loss	(1,188,762)
Net unrealized appreciation (depreciation) on investments	9,578,554
Accumulated net realized gain (loss)	(5,780,964)
Paid-in capital (150,000,000 shares authorized $0.01 par value)	93,555,131
Net assets	$ 96,163,959
Shares Outstanding	9,823,394
Net Asset Value Per Share, (net assets divided by shares outstanding)	$ 9.79

The accompanying notes are an integral part of the financial statements.

Statement of Operations (Unaudited)

11.	For the Six Months Ended June 30, 2003
Investment Income
Income: Dividends	$ 133,952
Interest	10,643
Total income	144,595
Expenses: Advisory fee	442,503
Administrator service fee	26,550
Services to shareholders	9,859
Custodian fees	16,295
Legal fees	569,653
Audit fees	9,175
Directors' fees and expenses	69,178
Reports to shareholders	188,493
Other	1,651
Total expenses	1,333,357
Net investment income (loss)	(1,188,762)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(5,083,397)
Net unrealized appreciation (depreciation) during the period on investments	9,282,868
Net gain (loss) on investment transactions	4,199,471
Net increase (decrease) in net assets resulting from operations	$ 3,010,709

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six Months Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002

Increase (Decrease) in Net Assets
Operations: Net investment income (loss)	$ (1,188,762)	$ (1,180,919)
Net realized gain (loss) on investment transactions	(5,083,397)	(531,276)
Net unrealized appreciation (depreciation) on investment transactions during the period	9,282,868	(25,667,598)
Net increase (decrease) in net assets resulting from operations	3,010,709	(27,379,793)
Distributions to shareholders from: Net realized gains	-	(1,201,777)
Fund share transactions: Reinvestment of distributions	-	-
Shares repurchased	(1,223,112)	(4,689,182)
Net Increase (decrease) in net assets from fund share transactions	(1,223,112)	(4,689,182)
Increase (decrease) in net assets	1,787,597	(33,270,752)
Net assets at beginning of period	94,376,362	127,647,114
Net assets at end of period (including accumulated net investment loss of $1,188,762 at June 30, 2003)	$ 96,163,959	$ 94,376,362

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2003[a]	2002	2001	2000	1999	1998
Per share operating performance
Net asset value, beginning of period	$ 9.46	$ 12.15	$ 13.40	$ 15.90	$ 11.63	$ 11.58
Income (loss) from investment operations:
Net investment income (loss)	(.12)[b]	(.11)[b]	(.09)	(.13)	(.12)	.01
Net realized and unrealized gain (loss) on investment transactions	.45	(2.46)	(1.10)	1.28	4.39	.25
Total from investment operations	.33	(2.57)	(1.19)	1.15	4.27	.26
Less distributions from: Net investment income	-	-	-	-	-	(.01)
Net realized gains on investment transactions	-	(.12)	(.06)	(3.65)	-	(.08)
Tax return of capital	-	-	-	-	-	(.12)
Total distributions	-	(.12)	(.06)	(3.65)	-	(.21)
Net asset value, end of period	$ 9.79	$ 9.46	$ 12.15	$ 13.40	$ 15.90	$ 11.63
Market value, end of period	$ 9.36	$ 8.33	$ 11.01	$ 11.75	$ 14.19	$ 9.69
Total Return
Based on net asset value (%)[c]	3.49**	(21.22)	(9.33)	10.72	36.70	2.66
Based on market value (%)[c]	12.36**	(23.29)	(6.30)	10.75	46.45	(10.99)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	94	128	149	156	114
Ratio of expenses (%)	2.51*	1.62	1.34	1.42	1.45	1.56
Ratio of net investment income (loss) (%)	(2.18)*	(1.08)	(.73)	(.93)	(.97)	.12
Portfolio turnover rate (%)	42*	72	120	122	114	116
[a] For the six months ended June 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

Note 1-Significant Accounting Policies

A. Organization

The SMALLCap Fund, Inc.TM (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, diversified, management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

C. Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $581,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010, the expiration date, whichever occurs first.

D. Distribution of Income and Gains

Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to stockholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (581,000)
Unrealized appreciation (depreciation) on investments	$ 179,351

In addition, during the year ended December 31, 2002 and December 31, 2001 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2002	2001
Distributions from long-term capital gains	$ 1,201,777	$ 610,405

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

E. Cash

Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

F. Other

Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Note 2-Purchases and Sales of Securities

During the six months ended June 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $18,962,698 and $25,224,950, respectively.

Note 3-Related Parties

A. Investment Advisory Agreement

Under the Management Agreement with Deutsche Asset Management Inc. ("DeAM, Inc." or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The advisory fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

B. Administrator Service Fee

For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.06% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Investment Company Capital Corp. ("ICCC") is the Fund's accounting agent. Fees for services rendered by the accounting agent are paid by the Administrator. ICCC delegated fund accounting agent services to Scudder Fund Accounting Corporation ("SFAC") an affiliate of the Advisor. Effective April 1, 2003 SFAC has in turn entered into a sub-accounting agreement with State Street Bank and Trust Company to provide these services. For the six months ended June 30, 2003, the Administrator Service Fee aggregated $26,550, of which $4,772 is unpaid.

C. Directors' Fees and Expenses

The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Note 4-Capital Share Transactions

There were 150,000,000 capital shares authorized.

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2003		Year Ended December 31, 2002
	Shares	Dollars	Shares	Dollars
Repurchased	(147,700)	$(1,223,112)	(536,700)	$(4,689,182)
Net decrease	(147,700)	$ (1,223,112)	(536,700)	$ (4,689,182)

Note 5-Other Information

In an effort to enhance stockholder value, the Fund's Board of Directors announced that starting in August, 2003, the Fund will begin monthly distributions of $0.125 per share. The Board plans to maintain overall distributions at this level, or possibly at a higher level, from this time forward. Such distributions will consist of primarily return of capital and may consist of income or capital gains, depending on future earnings.

In addition, the Board of Directors has announced its intention to conduct a tender offer. In conjunction with the expected tender offer and in accordance with federal law, the Board suspended the current share buy-back program until at least 10 business days after the expiration of the tender offer.

Dividend Reinvestment Plan (Unaudited)

The Plan

Under the Fund's Dividend Reinvestment Plan (the "Plan"), all distributions from net investment income and/or capital gains will be reinvested in additional shares of the Fund. PFPC Inc. administers the Plan. You are deemed to participate in the Plan unless you elect to be paid in cash. If you want to be paid in cash, you should notify PFPC. If your shares are held in the name of a broker or nominee or you are transferring your account to a new broker, you should tell your broker or nominee whether you wish to participate in the Plan or to receive their distributions in cash.

You may withdraw from the Plan at any time by notifying PFPC in writing. If PFPC receives your notice within seven days of the record date of a distribution, your withdrawal from the Plan will be effective after that distribution is paid. When you withdraw from the Plan, you will receive a stock certificate for your full shares and a check for any fractional shares. The value of the fractional shares will be determined by using the Fund's current market value (net of any expenses incurred in converting the fractional shares to cash).

The method for determining the number of shares you receive when your distributions are reinvested will vary depending upon whether the net asset value of the Fund's shares is higher or lower than its market price. If the net asset value of the Fund's shares is lower than its market price, the number of shares you receive will be determined by dividing the amount of your distribution either by the Fund's net asset value per share or by 95% of its market price, whichever is higher. If the net asset value of the Fund's shares is higher than its market price, the number of shares you receive will be determined by dividing the amount of your distribution by the Fund's average closing price over the five trading days preceding the payment date.

Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, PFPC will apply the amount of such dividend or distribution payable to Plan participants of the Fund in Fund shares (less such Plan participant's pro rata share of brokerage commissions incurred with respect to open-market purchase in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. PFPC may aggregate a Plan participant's purchases with the purchases of other Plan participants, and the average price (including brokerage commissions) of all shares purchased by PFPC shall be the price per share allocable to each Plan participant.

There will be no brokerage charges for shares directly issued by the Fund. There is no direct service charge to participants in the Plan. PFPC's fees will be borne by the Fund. The Board reserves the right to amend the Plan either to provide for a charge to participants or for any other reasons.

Distributions are taxable whether paid in cash or reinvested in additional shares.

Share Repurchase Program (Unaudited)

On August 16, 2000, the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 1,000,000 shares of its Common Stock in open market purchases to be effected on the New York Stock Exchange. On November 15, 2000, the Board increased this authorization to 2,000,000 shares. The Fund repurchased 564,700 shares during 2000, 641,400 shares in 2001 and an additional 536,700 shares in 2002.

The Board has authorized this buy back program to offset the impact of share dilution that occurred on June 21, 2000 when the Fund issued 988,468 new shares and on December 28, 2000 when the Fund issued 922,541 new shares to shareholders who elected to receive the Fund's capital gains distribution in shares of the Fund. Because the new shares were issued at market price, the repurchase of a similar number of shares on the open market should offset some or all of the dilution. The buyback initiatives may have the positive effect of temporarily reducing the Fund's current discount.

At its meeting on June 19, 2003 the Board of Directors suspended the share buy-back program in light of the expected tender offer. During the six months ended June 30, 2003, the Fund purchased 147,700 shares.

Amendment to By-Laws (Unaudited)

The Fund's by-laws provide that stockholders that intend to submit a proposal for action at any regular or special meeting of stockholders must comply with the advance notice provisions set forth in the Fund's by-laws. Please contact Jeffrey Engelsman, the Secretary of the Fund, at (410) 895-3824 for additional information.

At a special telephonic Board meeting held on February 27, 2003, the Fund's Board of Directors has approved a set of corporate governance proposals which requires that in future elections, candidates for directors would have to receive a majority of the votes outstanding to gain election to the Board.

On June 26, 2003 the Court granted summary judgment in favor of the Fund, in the action of Ralph Bradshaw v. The SMALLCap Fund Inc., upholding the bylaw provision requiring directors to be elected by a vote of the majority of outstanding stockholders.

Stockholder Meeting Results (Unaudited)

At the Annual Stockholder Meeting (the "Meeting") of The SMALLCap Fund, Inc.TM (the "Fund") held on June 19, 2003, stockholders voted on the following proposals.

1. To elect as Directors of the Fund until 2006 or until their successors are elected and qualified:

	Number of Votes:
	For	Withheld
Audrey M.T. Jones	1,603,705	57,703
Robert Z. Kuftinec	1,590,090	71,318
Thomas H. Lenagh	5,022,067	78,301
Edwin Meese III	5,020,586	79,782

These voting results have been certified by IVS Associates, Inc., which served as the independent inspector of elections for the meeting.

2. To approve the Shareholder Value Proposal, in which stockholders recommended that the Board of Directors deliver an option to stockholders to receive full Net Asset Value ("NAV") through open-ending, full tender offer, liquidation, or other means in the near future.

For	Against	Abstain
6,079,365	159,062	109,273

Privacy Statement

This privacy statement is issued by The SMALLCap Fund, Inc.TM

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

The SMALLCap Fund, Inc.TM
BAL01-1806
One South Street
Baltimore, MD 21202

Attn: Jeffrey Engelsman
Secretary of the Fund

July 2002

INDEPENDENT AUDITORS KPMG LLP 99 High Street Boston, MA 02110
TRANSFER AGENT PFPC P.O. Box 43027 Providence, RI 02940
CUSTODIAN Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
INVESTMENT ADVISOR Deutsche Asset Management, Inc. 345 Park Avenue New York, NY 10017
Send correspondence to: Deutsche Asset Management, Inc. One South Street 18th Floor Baltimore, MD 21202

Deutsche Asset Management, Inc. (the Advisor to The SMALLCap Fund, Inc.TM) is an indirect wholly owned subsidiary of Deutsche Bank AG.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.

STOCKHOLDER INFORMATION SERVICE

The Fund's net asset value is reported each week in The Wall Street Journal and Barron's. The net asset value is also available daily on the Fund's website at:
www.thesmallcapfundinc.com Stockholder Inquiries: Deutsche Asset Management Attn: The SMALLCap Fund, Inc. One South Street, 18th Floor Baltimore, MD 21202-3298 or by calling (212) 336-4891

	NYSE Symbol	CUSIP Number
The SMALLCap Fund, Inc.TM	MGC	831680103

TSCF (6/03)
Printed 8/03

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended June 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The SMALLCap Fund

By:                                 /s/Audrey Jones
                                    ----------------------------
                                    Audrey Jones
                                    Chief Executive Officer

Date:                               August 25, 2003
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         The SMALLCap Fund

By:                                 /s/Audrey Jones
                                    ----------------------------
                                    Audrey Jones
                                    Chief Executive Officer

Date:

By:                                 /s/Charles A. Rizzo
                                    ----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 25, 2003
                                    ----------------------------